SEC Standardized Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV divided by P)/1/n/) - 1

     Total Return = ((ERV - P) divided by  P

WHERE: ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

        P = a hypothetical initial investment of $1,000

        N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Tax Exempt Fund, Inc. (Class A shares) as of December 31, 1997.

-----------------------------------------------------------------------------------------------------------------------
                                                                                AVE. ANNUAL             TOTAL
                                                                                   TOTAL                RETURN
                                      ERV             P              N             RETURN
----------------------------------------------------------------------------------------------------------------------
1 year:                            $1,014.60      $1,000.00         1.00            1.46%                1.46%
5 years:                           $1,255.50      $1,000.00         5.00            4.66%               25.55%
10 years:                          $1,908.00      $1,000.00        10.00            6.67%               90.80%
---------------------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class A Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV divided by P)/1/n/ ) - 1

   Total Return = ((ERV - P) divided by P


WHERE:  ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

              P = a hypothetical initial investment of $1,000

              N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Tax Exempt Fund, Inc. (Class A shares) as of December 31, 1997.


-----------------------------------------------------------------------------------------------------------------------
                                                                                AVE. ANNUAL               TOTAL
                                                                                   TOTAL                  RETURN
                                    ERV              P               N             RETURN
----------------------------------------------------------------------------------------------------------------------
1 year:                            $1,082.70      $1,000.00         1.00           8.27%                   8.27%
5 years:                           $1,339.50      $1,000.00         5.00           6.02%                  33.95%
10 years:                          $2,014.30      $1,000.00        10.00           7.25%                 101.43%
---------------------------------------------------------------------------------------------------------------------

SEC Standardized Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV divided by P)/1/n/) - 1

   Total Return = ((ERV - P) divided by P


WHERE:  ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

              P = a hypothetical initial investment of $1,000

              N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Tax Exempt Fund, Inc. (Class B shares) as of December 31, 1997.


----------------------------------------------------------------------------------------------------------------------
                                                                                  AVE. ANNUAL               TOTAL
                                                                                     TOTAL                  RETURN
                                     ERV             P              N                RETURN
----------------------------------------------------------------------------------------------------------------------
1 year:                            $1,036.20      $1,000.00         1.00             3.62%                 3.62%
Life of fund:                      $1,224.70      $1,000.00         2.97             7.06%                22.47%
----------------------------------------------------------------------------------------------------------------------

NAV Only Total Returns -- Class B Shares

Average Annual Total Return and Total Return for First Investors Funds are calculated using the following standardized formula:

Average Annual

Total Return = ((ERV divided by P)/1/n/) - 1

   Total Return = ((ERV - P) divided by P


WHERE:  ERV = Ending redeemable value of a hypothetical $1,000 investment made at the beginning of 1, 5, or 10 year periods (or fractional period thereof.)

              P = a hypothetical initial investment of $1,000

              N = number of years

The following table lists the information used to calculate the standardized average annual total return and total return for First Investors Insured Tax Exempt Fund, Inc. (Class B shares) as of December 31, 1997.


----------------------------------------------------------------------------------------------------------------------
                                                                             AVE. ANNUAL TOTAL         TOTAL RETURN
                                    ERV             P             N                RETURN
----------------------------------------------------------------------------------------------------------------------
1 year:                            $1,076.20      $1,000.00         1.00                    7.62%                7.62%
Life of fund:                      $1,254.70      $1,000.00         2.97                    7.94%               25.46%
---------------------------------------------------------------------------------------------------------------------

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:


     a = dividends and interest earned during the 30 day period.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

     e = undeclared earned income.


The following is a list of the information used to calculate the for First Investors Insured Tax Exempt Fund, Inc. (Class A shares) as of December 31, 1997.


                                                                              *Tax
                                                                            Equivalent
           a            b             c           d         e     Yield       Yield
           -            -             -           -         -     -----    ----------
       $4,796,001   $1,079,955   113,929,519    $11.15     $.00    3.54%      5.53%

*Tax Equivalent Yields are computed assuming a federal tax rate of 28%.

Yields for First Investor's Funds are calculated using the following formula:

2(((((a-b) + ((cd)-e))+1)-)-1)

Where:


     a = dividends and interest earned during the 30 day period.

     b = expenses accrued for the period (net of reimbursements).

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

     d = the maximum offering price per share on the last day of the period.

     e = undeclared earned income.


The following is a list of the information used to calculate the for First Investors Insured Tax Exempt Fund, Inc. (Class B shares) as of December 31, 1997.


                                                                   *Tax
                                                                Equivalent
           a          b         c        d       e     Yield       Yield
           -          -         -        -       -     -----    ----------
        $13,849     $5,080   329,003   $10.45   $.00    3.08%      4.81%

*Tax Equivalent Yields are computed assuming a federal tax rate of 28%.

$$NOFOLIO


Distribution yields for First Investor's Funds are calculated using the following formula:


     Yield = (a/b)

Where:

     a = dividends declared during the last 12 months.

     b = Net asset value per share on the last day of the period.

The following is a list of the information used to calculate the distribution yield for First Investors Insured Tax Exempt Fund, Inc. (Class A shares) as of December 31, 1997.

                                                   Distribution
           a                      b                   Yield
           -                      -                   ------
         $.504                  $10.45                 4.82%

Distribution yields for First Investor's Funds are calculated using the following formula:

     Yield = (a/b)

Where:

     a = dividends declared during the last 12 months.

     b = Maximum offering price per share on the last day of the period.

The following is a list of the information used to calculate the distribution yield for First Investors Insured Tax Exempt Fund, Inc. (Class A shares) as of December 31, 1997.

                                                   Distribution
           a                      b                   Yield
           -                      -                   ------
         $.504                  $11.15                4.52%

Distribution yields for First Investor's Funds are calculated using the following formula:

     Yield = (a/b)

Where:

     a = dividends declared during the last 12 months.

     b = Net asset value per share on the last day of the period.

The following is a list of the information used to calculate the distribution yield for First Investors Insured Tax Exempt Fund, Inc. (Class B shares) as of December 31, 1997.

                                                   Distribution
           a                      b                   Yield
           -                      -                   ------
         $.432                 $10.45                  4.13%